Exhibit 10.14

CONFIDENTIAL TREATMENT REQUESTED

ASSIGNMENT AND LICENSE AGREEMENT

This ASSIGNMENT AND LICENSE AGREEMENT (this “Agreement”) is entered into as of May 9, 2016 (the “Effective Date”), by and between Vertex Pharmaceuticals Incorporated, with an address at 50 Northern Avenue, Boston, Massachusetts 02210 (“Vertex”) and Spero Trinem, Inc., with an address at 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139 (“Spero”) and solely for the purposes of Section 13.15, Spero Therapeutics, LLC, with an address at 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts 02139 (“Parent”). Vertex and Spero each may be referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, Vertex owns rights to the proprietary compound identified as VXc-100/VXc486; and

WHEREAS, Spero desires to obtain the rights to develop and commercialize VXc-100/VXc486 and Vertex desires to grant such rights, all in accordance with the terms of this Agreement;

NOW, THEREFORE, in consideration of the covenants and obligations set forth herein, and other good and valuable consideration, the Parties agree as follows:

ARTICLE 1.

DEFINITIONS

For purposes of this Agreement, the following capitalized terms will have the meaning set forth below:

1.1. “Affiliate” means, as of any point in time and for so long as such relationship continues to exist with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person. A Person will be regarded as in control of another Person if it (a) owns or controls more than 50% of the equity securities of the subject Person entitled to vote in the election of directors (or, in the case of a Person that is not a corporation, for the election of the corresponding managing authority); provided, however, that the term “Affiliate” will not include subsidiaries or other entities in which a Person owns a majority of the ordinary voting power necessary to elect a majority of the board of directors or other governing board, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect, or (b) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of any such Person (whether through ownership of securities or other ownership interests, by contract or otherwise).

1.2. “Agreement” has the meaning set forth in the preamble.

1.3. “Anti-Corruption Laws” has the meaning set forth in Section 5.2.

1.4. “Approval Application” means new drug application that is submitted to the FDA pursuant to 21 C.F.R. 314.3 or similar application or submission for a Product filed with a Regulatory Authority in a country or group of countries to obtain Marketing Approval for a pharmaceutical product in that country or group of countries.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.5. “Additional Compound” means any compound Covered by the claimed genus in any issued Assigned Patent as the issued Assigned Patents exist as of the Effective Date, or a compound that would be Covered by a disclosed genus in any pending Assigned Patent as of the Effective Date should such disclosed genus issue to grant, in each case including [***], other than the Assigned Compound.

1.6. “Assigned Compound” means each of (a) VXc-486 and (b) VXc-100 (the prodrug of VXc-486), including [***].

1.7. “Assigned Know-How” means the information identified in Exhibit B to the extent Controlled by Vertex as of the Effective Date and to the extent solely and specifically related to the Assigned Compounds or Additional Compounds, but excluding all information related to Vertex’s general drug design, delivery, formulation and manufacturing technologies and know-how applicable to or related to Vertex’s business in general and other programs.

1.8. “Assigned Patents” means the Patents listed in Exhibit A, including any re-examination, re-issue, continuation, or division thereof (to the extent that each claimed invention in such application is Covered by one or more claims in the patents listed in Exhibit A) and any foreign counterparts filed or issued in the Territory.

1.9. “Associated Persons” has the meaning set forth in Section 5.2.

1.10. “Business Day” means a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in Boston, Massachusetts are authorized or obligated to close.

1.11. “Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 or December 31, during the Term, or the applicable part thereof during the first or last calendar quarter of the Term.

1.12. “Calendar Year” means any calendar year ending on December 31, or the applicable part thereof during the first or last year of the Term.

1.13. “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent more than 50% of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, or (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of more than 50% of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates. For the avoidance of doubt, in no event shall a bona fide equity or debt financing of a Party, including a financing in which greater than 50% of a Party’s outstanding equity securities are acquired by a Third Party, be deemed a “Change in Control.”

1.14. “Claims” has the meaning set forth in Section 11.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.15. “Combination Product” means any product, process or service which incorporates one or more therapeutically active ingredients, other than an Assigned Compound or Additional Compound, in combination or co-formulation with an Assigned Compound or Additional Compound.

1.16. “Commercialize” or “Commercialization” means (a) to market, promote, distribute, offer for sale, sell, have sold, import, export or otherwise commercialize a Product and (b) to conduct activities other than Research, Development and Manufacturing, in preparation for the foregoing activities, including obtaining pricing approval, and to conduct post-Marketing Approval studies (including clinical trials).

1.17. “Confidential Information” means all non-public, confidential or proprietary information, data or know-how, provided by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in any form pursuant to this Agreement, including information relating to the Disclosing Party’s existing or proposed research, development, patent applications, business or products. Vertex’s Confidential Information will include the Licensed Know-How. The Assigned Know-How will be deemed to be Spero’s Confidential information. The terms of this Agreement will be deemed to be each Party’s Confidential Information. Confidential Information will not include any information or materials that the Receiving Party can document with competent written proof:

(a) were already known to the Receiving Party (other than under an obligation of confidentiality) at the time of disclosure by or on behalf of the Disclosing Party;

(b) were generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party;

(c) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party in breach of its obligations under this Agreement;

(d) were disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party or others; or

(e) were independently discovered or developed by or on behalf of the Receiving Party without the use of the Confidential Information belonging to the Disclosing Party.

Confidential Information disclosed to the Receiving Party hereunder will not be deemed to fall within the foregoing exceptions merely because broader or related information falls within such exceptions, nor will combinations of elements or principles be considered to fall within the foregoing exceptions merely because individual elements of such combinations fall within such exceptions.

1.18. “Controlled” means, with respect to any know-how, Patent or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign, or grant a license, sublicense or other right to or under, such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

know-how, Patent, or right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party; provided that if the assignment or license of such know-how, Patent or other intellectual property right would trigger a royalty or other payment to a Third Party or would require compliance with any provision of any license between Vertex and a Third Party, Vertex will so notify Spero and such know-how, Patent or other intellectual property right will only be deemed Controlled if, following receipt of such notice, Spero agrees in writing to reimburse Vertex for all such payments to such Third Party and comply with any such provision.

1.19. “Cover,” “Covering,” “Covers” or “Covered” means, as to a compound or product and Patent, that, in the absence of a license granted under, or ownership of, such Patent, the making, using, keeping, selling, offering for sale or importation of such compound or product would infringe such Patent or, as to a pending claim included in such Patent, the making, using, selling, offering for sale or importation of such compound or product would infringe such Patent if such pending claim were to issue in an issued patent without modification.

1.20. “Development” means, with respect to a Product, all clinical and non-clinical research and development activities conducted after filing of an IND for such Product, including toxicology, pharmacology test method development and stability testing, process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical trials (other than post-Marketing Approval clinical trials), regulatory affairs, pharmacovigilance, clinical trial regulatory activities and obtaining and maintaining regulatory approval.

1.21. “Disclosing Party” has the meaning set forth in the definition of Confidential Information.

1.22. “Effective Date” has the meaning set forth in the preamble.

1.23. “EMA” means the European Medicines Agency and any successor entity thereto.

1.24. “European Commission” means the European Commission or any successor entity that is responsible for granting marketing approvals authorizing the sale of pharmaceuticals in the European Union.

1.25. “European Union” or “EU” means all countries or territories that are officially part of the European Union.

1.26. “FDA” means the United States Food and Drug Administration and any successor entity thereto.

1.27. “Field” means the diagnosis, treatment or prevention of bacterial infections, excluding the [***].

1.28. “First Commercial Sale” means, with respect to a particular Product in a particular country in the Territory, the first commercial sale of such Product to a Third Party for end use or consumption in such country in an arm’s length transaction by Spero or any other Seller after the receipt of Marketing Approval in such country. Sales for test marketing, sampling and promotional uses, clinical trial purposes or compassionate or similar use will not constitute a First Commercial Sale.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.29. “IND” means any Investigational New Drug application, filed with the United States Food and Drug Administration pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any supplements or amendments thereto. References herein to IND will include, to the extent applicable, any comparable filings outside the United States.

1.30. [***].

1.31. “Licensee” has the meaning set forth in Section 2.5(a).

1.32. “Licensed Know-How” means all information other than Assigned Know-How that (a) was Controlled by Vertex as of the Effective Date and remains under the Control of Vertex during the Term, (b) was used by Vertex in its Research, Development or Manufacturing of the Assigned Compounds or Additional Compounds and (c) is necessary for the Research, Development, use, Manufacturing or Commercialization of the Assigned Compound or Additional Compounds. Licensed Know-How does not include Vertex’s general drug design or delivery technology, formulation and manufacturing technology, whether in hardware or software form, tangible or intangible, or information relating to any compounds or active ingredients other than the Assigned Compound or Additional Compounds and formulation and manufacturing technology not applied to an Assigned Compound or Product containing an Assigned Compound by or on behalf of Vertex.

1.33. “Manufacture” or “Manufactured” or “Manufacturing” means activities directed to making, having made, producing, manufacturing, processing filling, finishing, packaging, labeling, quality control testing and quality assurance release, shipping or storage of a Product.

1.34. “Marketing Approval” means, with respect to a Product in a particular jurisdiction, the receipt of all approvals, licenses, registrations or authorizations necessary for the Commercialization of such Product in such jurisdiction, including, with respect to the United States, approval of an Approval Application for such Product by the FDA, with respect to the European Union, approval of an Approval Application for such Product by the European Commission, and with respect to Japan, approval of an Approval Application for such Product by the Ministry of Health, Labor and Welfare or any successor government agency responsible for approving the sale of pharmaceuticals in Japan. For clarity, Marketing Approval does not include reimbursement authorization or pricing approval determinations.

1.35. “Materials” means raw materials, pharmaceutical ingredients, intermediates and drug products identified in Exhibit C.

1.36. “Milestone Event” has the meaning set forth in Section 4.2.

1.37. “Milestone Payment” has the meaning set forth in Section 4.2.

1.38. “Monetization Transaction” has the meaning set forth in Section 4.6.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.39. “Net Sales” means the gross amount billed or invoiced by Spero, its Related Parties and their Licensees, assignees, or any other Third Party to which Spero grants rights with respect to the Manufacturing and/or Commercialization of a Product (including by assignment of the Assigned Patents or Assigned Know-How) (collectively referred to as the “Seller”) on sales of a Product to a Third Party, less Permitted Deductions determined under United States generally accepted accounting principles. “Permitted Deductions” means the following:

(a) customary transportation charges relating to such Product, including handling charges, outbound freight, shipment and insurance premiums relating thereto;

(b) sales taxes, excise taxes, use taxes, tariffs and duties paid by and not refunded to the seller and directly related to sale of such Product, and any other equivalent governmental charges imposed upon the importation, use or sale of such Product, but excluding income and similar taxes;

(c) government-mandated deductions and other rebates (notably but not limited to those in respect of any state or federal Medicare, Medicaid or similar programs), clawbacks or other forms of payment to any governmental authority or agency and payments or accruals made with respect to any national or local health insurance program, including government fees levied as a result of health care reform policies such as the branded prescription drug fee of the Affordable Care Act;

(d) customary trade, quantity and cash discounts, allowances and credits allowed or paid in the form of deductions actually allowed or fees actually paid with respect to sales of such Product (to the extent not already reflected in the amount invoiced);

(e) allowances or credits to customers on account of retrospective price reductions, rejections or returns of Product, including billing errors; and

(f) customary rebates, charge backs and discounts (or equivalent thereof) actually granted for such Product including those customarily granted to managed care entities or organizations, pharmacy benefit managers (or equivalent thereof), federal, state/provincial, local or other governments or their agencies or purchasers, reimbursers or trade customers.

A Permitted Deduction set forth in Section 1.39(a)-1.39(f) above may be deducted only once, regardless of the number of the preceding categories that describe such amount. A sale between or among Spero, or its Related Parties will be excluded from the computation of Net Sales if such sale is not intended for end use, but Net Sales will include the subsequent final sales to Third Parties by Spero or any such Related Parties. A Product will not be deemed to be sold if the Product is provided free of charge to a Third Party in reasonable quantities as a sample consistent with industry standard promotional and sample practices. For clarity, Net Sales includes [***].

In the case of any sale that is not invoiced, Net Sales will be calculated at the time of transfer of title of the Product based on the gross selling price. If a sale, transfer or other disposition with respect to a Product involves consideration other than cash or is not at arm’s length, then the Net Sales from such sale, transfer or other disposition will be calculated based on the fair market value of the Product as reasonably determined by the Parties.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

For all purposes of this Agreement, if a Product is a Combination Product, then for purposes of determining Net Sales for such Combination Product, the actual Net Sales for such Combination Product (determined as provided above) will be [***].

1.40. “Party” or “Parties” has the meaning set forth in the preamble.

1.41. “Patents” means patents existing upon the Effective Date and future patents and patent applications including without limitation provisional applications, continuation applications, continuations-in-part, divisional applications, Patent Cooperation Treaty applications, invention patents, utility model patents, industrial design patents, reexaminations, reissues, registrations, confirmations, revalidations, certificates of addition, utility models and petty patents, including extensions or restorations of terms thereof, pediatric exclusivity extension of a patent, supplementary protection certificates or any other such right.

1.42. “Permitted Deductions” has the meaning set forth in the definition of Net Sales.

1.43. “Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, joint venture, joint-stock company, proprietorship or other business organization or legal entity.

1.44. [***].

1.45. [***].

1.46. “Product” means any preparation, substance or formulation comprised, in whole or in part, of an Assigned Compound or an Additional Compound. For the avoidance of doubt, Product includes any Combination Product or Single Agent Product.

1.47. “Progress Report” has the meaning set forth in Section 7.1.

1.48. “Receiving Party” has the meaning set forth in the definition of Confidential Information.

1.49. “Regulatory Authority” means, with respect to a country in the Territory, any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other governmental authority involved in the granting of Marketing Approvals or price approvals for pharmaceutical products in such country or countries.

1.50. “Regulatory Exclusivity” means, upon Marketing Approval, the period during which a drug product is granted exclusive marketing rights by the FDA, European Commission, Ministry of Health, Labor and Welfare or the applicable Regulatory Authority with respect to any country in the Territory or any successor Regulatory Authority.

1.51. “Related Party” means each of Spero’s Affiliates and permitted Sublicensees.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.52. “Research” means conducting research activities to advance the Assigned Compounds, Additional Compounds and Products, including pre-clinical studies and optimization, but specifically excluding Development and Commercialization.

1.53. “Revenue Buyer” has the meaning set forth in Section 4.6.

1.54. “Royalty Term” means, with respect to a Product in a country, the period commencing on the first sale generating Net Sales of such Product in such country and ending on the later of (a) [***] after the First Commercial Sale of such Product in such country or (b) the date of expiration of the last to expire Assigned Patent.

1.55. “Seller” has the meaning set forth in the definition of Net Sales.

1.56. “Single Agent Product” means any Product that is not a Combination Product. For clarity, a Product containing or comprised of one or more Assigned Compounds and/or one or more Additional Compounds and no other therapeutically active ingredients will be deemed to be a Single Agent Product.

1.57. “Storage Facility” has the meaning set forth in Section 2.6.

1.58. “Sublicensee” means an Affiliate or Third Party, to whom Spero (or Spero’s Sublicensee or Affiliate) assigns, licenses or sublicenses any of the rights granted to Spero hereunder during the Term.

1.59. “Term” has the meaning set forth in Section 8.1.

1.60. “Territory” means worldwide.

1.61. “Third Party” means any Person other than Vertex, Spero or their respective Affiliates.

1.62. “Third Party Auditor” has the meaning set forth in Section 4.5.

1.63. “United States” or “U.S.” means the United States of America and all of its districts, territories and possessions.

1.64. “Spero” has the meaning set forth in the preamble.

1.65. “Spero Indemnitees” has the meaning set forth in Section 11.2. 1.66.

1.66. “Vertex” has the meaning set forth in the preamble.

1.67. “Vertex Indemnitees” has the meaning set forth in Section 11.1.

1.68. “Withheld Taxes” has the meaning set forth in Section 4.4(c)(ii).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 2.

LICENSE; ASSIGNMENTS

2.1. Assignment of Rights. Subject to the terms and conditions of this Agreement, Vertex hereby assigns to Spero, and Spero hereby accepts, all of Vertex’s right, title and interest in the Assigned Patents and Assigned Know-How, free and clear of all liens, claims, encumbrances, security interests, license, options, charges or restrictions of any kind or nature (collectively, “Liens”). If requested by Spero, Vertex will reasonably cooperate with Spero to take all actions, including but not limited to the execution of patent assignments, customary and suitable written instruments or other documents reasonably requested by Spero to effect the assignment of rights described in this Section 2.1.

2.2. License to Vertex. Notwithstanding the foregoing, effective upon the assignment of Assigned Patents and Assigned Know-how pursuant to Section 2.1, Spero will, and hereby does, grant to Vertex a perpetual, irrevocable, exclusive, royalty-free, fully paid-up, worldwide, sublicensable (through multiple tiers) license under any such Assigned Patents and Assigned Know-How to research, develop, manufacture, have manufactured, use, keep, sell offer for sale, import, export and commercialize any Assigned Compound or Additional Compound for any use outside of the Field, including, without limitation, the use of the Assigned Compound and Additional Compounds in any compound screening libraries and Vertex internal toxicity and DMPK databases that Vertex maintains.

2.3. Licensed Know-How. Subject to the terms and conditions of this Agreement, Vertex hereby grants to Spero a non-exclusive, royalty-bearing, revocable (as set forth in Section 8.2), sublicenseable (solely as set forth in Section 2.5), nontransferable (except to the extent this Agreement is assigned by Spero in accordance with Section 13.2) license under the Licensed Know-How to Research, Develop, Manufacture, have Manufactured, use, keep, sell, offer for sale, import, export and Commercialize the Assigned Compounds, Additional Compounds and Products containing the Assigned Compounds and/or Additional Compounds, for use in the Field in the Territory during the Term. Notwithstanding the license granted to Spero under this Section 2.3, Vertex will not be obligated to provide Spero with access to, or copies or physical embodiments of, any Licensed Know-How except as set forth herein.

2.4. Certain Restriction. Spero (or its Affiliates or Licensees) will not use the Assigned Compounds, Additional Compounds, Licensed Know-How, Assigned Know-How, Assigned Patents, or any other materials or information provided hereunder for purposes of researching, developing, commercializing or manufacturing products outside of the Field or relating to any other activities outside of the Field.

2.5. Licensing; Sublicensing.

(a) Spero will have the right to assign or grant licenses or sublicenses (through multiple tiers) under the rights assigned to Spero pursuant to Section 2.1 to its Affiliates and any Third Party (each, a “Licensee” and collectively, the “Licensees”), without the prior written consent of Vertex; provided that (i) the terms of any assignment, license or sublicense by Spero or a Licensee will be in a written agreement and consistent with the terms of this Agreement, (ii) Spero’s grant of any assignment, license or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

sublicense will not relieve Spero from any of its obligations under this Agreement, (iii) Spero will remain responsible for its Licensees’ performance under this Agreement including payment of royalties for Products by such Licensee and (iv) Spero will notify Vertex of the identity of any Licensee and the territory in which it has granted such assignment, license or sublicense, after entering into any such assignment, license or sublicense. Notwithstanding the foregoing, before entering into any agreement with a Third Party in accordance with this Section 2.5(a) to Commercialize a Product, or any agreement to effectuate a Change of Control, Spero will notify Vertex of its intent to license, sublicense or assign rights as provided in this Section 2.5(a) or undergo such Change of Control, which notice will specify the [***] or the [***] the Change of Control Spero intends to consummate, as applicable, and Vertex may elect in writing within [***] after receipt of such notice to enter into good faith negotiations with Spero with respect to such transaction. If Vertex so elects, the Parties will in good faith negotiate the terms of such transaction for a period of not less than [***]. During such [***] period, Spero will not offer any Third Party the opportunity to enter into the proposed transaction or enter into any such transaction. If Spero does undergo a Change of Control, the obligation of Spero (or its successor) to notify Vertex of its intent to license, sublicense or assign rights as provided in this Section 2.5(a) or consummate an additional Change of Control, and Vertex’s right to elect to enter into good faith negotiations with Spero (or such successor) with respect to a potential transaction, will terminate.

(b) Spero will have the right to grant licenses or sublicenses (through multiple tiers) to a Licensee under the rights licensed to Spero under Section 2.3 (but may not assign such rights); provided that such license or sublicense is granted in connection with an assignment or grant of rights under Section 2.5(a) and is granted for use solely in connection with the Research, Development, Manufacturing or Commercialization of the Assigned Compounds, Additional Compounds or Products and subject to Spero’s compliance with Section 2.5(a).

2.6. Transfer of Materials. Vertex hereby transfers title and risk of loss to the Materials to Spero in the quantities specified in Exhibit C. Within [***] after the Effective Date, Spero will either (a) make arrangements with the Third Party storing the Materials (the “Storage Facility”) to ship the Materials to Spero or (b) enter into an agreement directly with the Storage Facility to continue storing the Materials at Spero’s expense. Vertex will notify the Storage Facility of the transfer of the Materials to Spero as needed to facilitate the shipment of the Materials to Spero or the continued storage of the Materials by the Storage Facility at Spero’s expense and will execute all transfer letters or other documentation necessary in connection therewith. Notwithstanding anything contained herein, if Spero does not notify Vertex of its election to either ship or continue storing such Materials with the Storage Facility within [***] after the Effective Date pursuant to this Section 2.6, such Materials will be deemed to be rejected by Spero and Vertex may destroy the Materials. Except as expressly set forth herein, Spero will be solely responsible for all Manufacturing and supply of the Assigned Compound and Additional Compounds (including without limitation for all costs and expenses associated therewith). With respect to any such Materials that are drug substances or drug products that were previously certified as to their suitability for clinical purposes, Spero will be permitted, at its expense, to retest and have recertified, any such Materials, as suitable for human clinical

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

purposes. With respect to any Materials stored by a Storage Facility in any countries or jurisdictions outside of the United States, Spero will be responsible for obtaining, completing and presenting to the applicable government authorities all export documentation, fees and license(s) required to ship such Materials.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN, THE MATERIALS ARE PROVIDED “AS-IS” AND VERTEX MAKES NO REPRESENTATION OR WARRANTIES OF ANY KIND, EITHER EXPRESSED OR IMPLIED, REGARDING THE MATERIALS, INCLUDING ANY WARRANTY OF MERCHANTABILITY, TITLE, INFRINGEMENT, OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 3.

PERFORMANCE OBLIGATIONS

3.1. Regulatory Approvals. As between the Parties, Spero will be responsible for obtaining all necessary regulatory approvals, including Marketing Approval with respect to the Development, Manufacturing and Commercialization of the Assigned Compounds, Additional Compounds and Products.

3.2. File/Knowledge Transfer. Within [***] after the Effective Date, Vertex will transfer copies of all Assigned Know-How in electronic format, if currently available, or such other form as mutually agreed by the Parties. Vertex will use commercially reasonable efforts to transfer such Assigned Know-How and documents promptly. Notwithstanding the foregoing, Vertex will not be obligated to transfer any publically available information or documents pursuant to this Section 3.2. Vertex will provide Spero with [***] of transition support at [***] for activities related to the knowledge transfer described in this Section 3.2. Notwithstanding anything contained herein, if any of the information or documents transferred pursuant to this Section 3.2 inadvertently contains any information or documents relating to Vertex drug design, delivery, manufacturing or formulation technology or know-how, or any other technology or know-how that is related to or applicable to Vertex’s business in general or other programs, (a) Spero shall not use such information and, upon discovery, shall promptly send such information or documents back to Vertex without retaining any copies thereof and (b) for the avoidance of doubt, such information and documents will be deemed Vertex Confidential Information. Spero will promptly reimburse Vertex for any reasonable out-of-pocket expenses incurred by Vertex in connection with the transfer of any Assigned Know-How under this Section 3.2. Vertex may hold copies of all Assigned Know-How as required to comply with applicable law.

ARTICLE 4.

FINANCIAL PROVISIONS

4.1. Upfront Payment. In consideration of the rights granted by Vertex to Spero in the Assigned Patents set forth in Exhibit A, on the Effective Date, Spero will pay to Vertex a one-time, non-refundable, non-creditable upfront fee of $500,000 USD.

4.2. Milestone Payments. Spero will pay Vertex the milestone payments (each, a “Milestone Payment”) set forth in this Section 4.2 within [***] after occurrence of the corresponding milestone event (each, a “Milestone Event”). Each Milestone Payment is payable only once, regardless of the number of Products that achieve the relevant Milestone Event or the number of times Product(s) achieve such Milestone Event.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(a) Combination Product Development Milestones. Subject to Section 4.2(e), Spero will pay Vertex the Milestone Payments set forth in this Section 4.2(a) upon the occurrence of the relevant Milestone Event, with respect to any Combination Product, regardless of whether the relevant Milestone Event is achieved by Spero or its Related Parties. For clarity, the achievement of a Milestone Event with respect to a Combination Product will not constitute the achievement of the corresponding Milestone Event with respect to a Single Agent Product under Section 4.2(b).

Milestone Number	Milestone Event	Milestone Payment
1	[***] a Combination Product [***]	$	[	***]
2	[***] a Combination Product	$	[	***]
3	[***] a Combination Product	$	[	***]
4	[***] a Combination Product	$	[	***]
5	[***] a Combination Product	$	[	***]
6	[***] a Combination Product	$	[	***]

(b) Single Agent Product Development Milestones. Subject to Section 4.2(e), Spero will pay Vertex the Milestone Payments set forth in this Section 4.2(b) upon the occurrence of the relevant Milestone Event with respect to any Single Agent Product, regardless of whether the relevant Milestone Event is achieved by Spero or its Related Parties.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Milestone Number	Milestone Event	Milestone Payment
7	[***] a Single Agent Product [***]	$	[	***]
8	[***] a Single Agent Product	$	[	***]
9	[***] a Single Agent Product	$	[	***]
10	[***] a Single Agent Product	$	[	***]
11	[***] a Single Agent Product	$	[	***]
12	[***] a Single Agent Product	$	[	***]

(c) Commercial Milestones. Subject to Section 1.39, Spero will pay Vertex the Milestone Payments set forth in this Section 4.2(c), upon the occurrence of the relevant Milestone Event, regardless of whether the relevant Milestone Event is achieved by Spero or its Related Parties.

Milestone Number	Milestone Event	Milestone Payment
13	[***]	$	[	***]
14	[***]	$	[	***]

If the Milestone Events numbered 13 and 14 both above [***], both applicable Milestone Payments will be due to Vertex.

(d) Notice; Payment; Skipped Milestones. The Milestones Events numbered 1-3 as set forth in Section 4.2(a) are intended to be successive with respect to Combination Products and the Milestone Events numbered 7-9 as set forth in Section 4.2(b) are intended to be successive with respect to Single Agent Products; if a Combination Product or Single Agent Product, as applicable, is not required to undergo the event associated with any such Milestone Event, such skipped Milestone Event will be deemed to have been achieved upon (and payment of such milestone shall be due therefor) the achievement by such Combination Product or Single Agent Product of the next successive Milestone Event. Payment for any such skipped Milestone Event that is owed in accordance with the provisions of the foregoing sentence with respect to a given Product will be due concurrently with the payment for the next successive event by such Product, it being agreed that if a Product is not required to undergo Milestone Event number 3 in Section 4.2(a) or Milestone Event number 9 in Section 4.2(b), the corresponding payment will be made upon the first to occur of the Milestone Events numbered 4-6 in Section 4.2(a) or the Milestone Events numbered 10-12 in Section 4.2(b).

(e) Notwithstanding anything to the contrary contained herein, Spero will only be obligated to pay Vertex for [***] and will make the corresponding Milestone Payment upon [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

4.3. Royalties.

(a) Net Sales. On a Product-by-Product and country-by-country basis, Spero will pay to Vertex royalties based on the aggregate Net Sales of all Products sold by Spero or its Related Parties in the Territory during a Calendar Year at the rates set forth in the table below. The obligation to pay royalties will be imposed only once with respect to the same unit of a Product.

Calendar Year Net Sales (in Dollars) for all Products in the Territory	Royalty Rates as a Percentage (%) of Net Sales
Portion of Calendar Year Net Sales up to and including $[***]	[	***]%
Portion of Calendar Year Net Sales that exceeds $[***], up to and including $[***]	[	***]%
Portion of Calendar Year Net Sales that exceeds $[***], up to and including $[***]	[	***]%
Portion of Calendar Year Net Sales that exceeds $[***]	[	***]%

(b) Royalty Term. Spero will pay royalties to Vertex under this Section 4.3 on a Product-by-Product and country-by-country basis during the Royalty Term. Upon expiration of the Royalty Term with respect to a given Product in a given country, the licenses granted to Spero under Section 2.3 will be fully paid perpetual and irrevocable with respect to such Product in such country.

(c) Reduction for Lack of Patent Coverage and Regulatory Exclusivity. If during any period within the applicable Royalty Term for a country, (a) no valid claim of an Assigned Patent exists that would, but for the licenses granted herein, be infringed by the Research, Development, Manufacture or Commercialization of the relevant Product in such country, and (b) all applicable Regulatory Exclusivity periods, including data exclusivity periods, have expired in such country with respect to such Product, the royalty rate for such Product in such country will be reduced to [***] percent of the royalty rate set forth in Section 4.3(a) for the remainder of the Royalty Term. If at any time, royalties are owed under this Section 4.3 with respect to more than one Product and the royalty rate applicable to one Product in one or more countries, but not all Products in all countries, is reduced pursuant to this Section 4.3(c), then Net Sales of each Product will be allocated across the royalty tiers set forth in Section 4.3(a) pro rata based on the aggregate Net Sales of each Product as compared to the aggregate Net Sales of all Products.

4.4. Payments.

(a) Reports; Timing and Method. During the Term, following the first sale generating Net Sales of a Product giving rise to Net Sales, Spero will deliver the following reports to Vertex: (i) within [***] after the end of each Calendar Quarter, a

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

flash report showing on a Product-by-Product and country-by-country basis, estimated Net Sales in the Territory during the relevant Calendar Quarter and royalties payable under this Agreement on account of those Net Sales; and (ii) within [***] after the end of each Calendar Quarter, a report specifying on a Product-by-Product and country-by-country basis: (A) gross sales in the relevant Calendar Quarter; (B) Net Sales in the relevant Calendar Quarter, including an accounting of Permitted Deductions applied to determine Net Sales; (C) a summary of the exchange rate calculations used by Spero; (D) royalties payable on such Net Sales pursuant to this Agreement; and (E) additional information related to the Net Sales as reasonably requested by Vertex from time to time. For the avoidance of doubt, the foregoing reports will clearly identify all Net Sales attributable to Spero as well as Spero’s Related Parties. Spero will pay all royalty payments due hereunder for each Calendar Quarter within [***] after Spero’s delivery of the applicable reports under this Section 4.4(a). All payments due to Vertex under this Agreement will be made in U.S. dollars and be submitted via wire transfer of immediately available funds to an account designated by Vertex. Conversion of any Net Sales made in foreign currency to U.S. dollars will be made at the average conversion rate for the applicable Calendar Quarter existing in the United States, as reported in the Wall Street Journal. Such payments will be without deduction of exchange, collection, or other charges, and specifically, without deduction of withholding or similar taxes or other government-imposed fees or taxes, except as expressly permitted in the definition of Net Sales.

(b) Late Payments. Without limiting any remedy available to Vertex hereunder, payments made by Spero after the due date will bear interest at the rate of [***] percent per full month late (or, if lower, the highest rate allowed by applicable law).

(c) Taxes; Withholding.

i.	Each Party will be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from this Agreement.

ii.	To the extent Spero or any Seller is required to deduct and withhold taxes on any payment to Vertex under this Agreement (“Withheld Taxes”), Spero will pay the amounts of Withheld Taxes to the proper governmental authority in a timely manner and promptly transmit to Vertex an official tax certificate or other evidence of such withholding sufficient to enable Vertex to claim such payment of Withheld Taxes. Subject to the terms of this Section 4.4(c)(ii), the sum payable by Spero (in respect of which such Withheld Taxes is required) will be made to Vertex after deduction of the Withheld Taxes. Vertex will provide Spero any tax forms that may be reasonably necessary in order for Spero to not withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Vertex will use reasonable efforts to provide any such tax forms to Spero at least [***] prior to the due date for any payment for which Vertex desires that

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Spero apply a reduced withholding rate. Each Party will provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax.

4.5. Retention of Records; Audit. Spero agrees to make and keep, and will require its Related Parties to make and keep, full, accurate and complete books and records (together with supporting documentation). Such records will contain sufficient detail to confirm the accuracy of any payments required hereunder. Such records will be retained for at least three years following the end of the applicable Calendar Year. During normal business hours and no more than once per Calendar Year, Vertex, its duly authorized agent or independent certified public accounting representative acting on Vertex’s behalf (“Third Party Auditor”) may conduct an audit in order to examine the foregoing books and records described in this Section 4.5 and any other supporting documentation reasonably necessary to verify the royalty reports submitted by Spero, at Spero’s (or its Related Parties’ as applicable) business premises or at a place mutually agreed upon by the Parties for the purpose of verifying reports and payments hereunder. If a payment deficiency is determined by Vertex or its Third Party Auditor, Spero will pay the deficiency outstanding within [***] after receiving written notice of the deficiency. Such examination by Vertex or its Third Party Auditor will be at Vertex’s expense, except that, if such examination shows an underreporting or underpayment in excess of [***] percent of the sums due to Vertex as determined by such audit, then Spero will pay the reasonable out of pocket cost of such audit or reimburse Vertex for the reasonable expenses incurred by Vertex in connection with such audit. Vertex will treat all information subject to review under this Section 4.5 in accordance with the confidentiality obligations set forth in Article 9 of this Agreement, and any Third Party Auditor to whom Vertex discloses financial information will be subject to confidentiality obligations with respect to such financial information that are no less restrictive than those contained in this Agreement.

4.6. Monetization Transaction. Vertex may, at any time, monetize all or a portion of the value of the payments to which it may be entitled to receive under this Article 4 by assigning to a Third Party (a “Revenue Buyer”) the right to receive such payments (a “Monetization Transaction”); provided that Vertex has put in place adequate and customary confidentiality provisions at least as stringent as those applicable to Vertex hereunder with the Revenue Buyer. In the event of a Monetization Transaction, Spero will make such payments to the Revenue Buyer as directed by Vertex and shall deliver notices and provide reports directly to the Revenue Buyer as directed by Vertex.

ARTICLE 5.

REPRESENTATIONS AND WARRANTIES

5.1. Mutual Representations and Warranties. Vertex and Spero each represents and warrants to the other as of the Effective Date that: (a) such Party (i) is a company duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, (ii) is duly qualified as a corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

qualification, where the failure to be so qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder, (iii) has the requisite corporate power and authority and the legal right to conduct its business as now conducted and (iv) is in compliance with its charter documents; (b) the execution, delivery and performance of this Agreement by such Party and all instruments and documents to be delivered by such Party hereunder (i) are within the corporate power of such Party, (ii) have been duly authorized by all necessary or proper corporate action, (iii) do not conflict with any provision of the charter documents of such Party and (iv) will not, to such Party’s knowledge, violate any laws or regulation or any order or decree of any court of governmental instrumentality, (v) will not violate or conflict with any terms of any indenture, mortgage, deed of trust, lease, agreement, or other instrument to which such Party is a party, or by which such Party or any of its property is bound, which violation would have a material adverse effect on its financial condition or on its ability to perform its obligations hereunder; and (c) this Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as such enforceability may be limited by applicable insolvency and other laws affecting creditors’ rights generally, or by the availability of equitable remedies.

5.2. Spero Representations; Legal Compliance; Anti-Corruption Laws. Spero represents and warrants that Spero, as well as all Persons performing services for or on behalf of Spero or otherwise acting on its behalf (including any agent, subcontractor, subsidiary, representative, employee, shareholder, director or officer) (“Associated Persons”) will comply with all applicable laws and regulations in connection with all work conducted hereunder, including (a) the United States Foreign Corrupt Practices Act and other applicable anti-corruption and anti-bribery laws (collectively, the “Anti-Corruption Laws”), (b) all laws and regulations relating to import and export and (c) all laws and regulations relating to the development, testing, marketing, sale, commercialization, and other exploitation of pharmaceuticals. Without limiting the foregoing, (i) Spero will not (and will procure that each Associated Person will not) perform, or fail to perform, any act that will cause or lead Vertex to be in breach of Anti-Corruption Laws and (ii) Spero represents and warrants neither it, nor any Associated Person, offers, agrees or promises to give, or authorizes the giving directly or indirectly, of any money or other thing of value to anyone as an inducement or reward for favorable action or forbearance from action or the exercise of influence (A) to any governmental official or employee (including employees of government-owned and government-controlled corporations or agencies), (B) to any political party, official of a political party, or candidate, (C) to an intermediary for payment to any of the foregoing or (D) to any other Person or entity in a corrupt or improper effort to obtain or retain business or any commercial advantage, such as receiving a permit or license. Spero further warrants and represents that should it learn or have reason to suspect any breach of its covenants in this Section 5.2, it will immediately notify Vertex.

5.3. Vertex Representations and Warranties. Subject to Section 2.1, Vertex hereby represents and warrants that prior to the Effective Date, Vertex, to its knowledge, has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in and to the Assigned Patents in any way that would prevent Spero or its Affiliates and subcontractors from Researching, Developing or Commercializing the Assigned Compounds or Products containing the Assigned Compounds as set forth herein, or from exploiting its rights and licenses granted under Article 2 above.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

5.4. Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS Article 5, NEITHER VERTEX NOR SPERO MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY, TITLE, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT, EACH OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED. WITHOUT LIMITING THE FOREGOING, EXCEPT FOR THE EXPRESS WARRANTY IN SECTION 5.3, VERTEX MAKES NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE WITH RESPECT TO THE PATENTABILITY OF THE ASSIGNED COMPOUNDS, ADDITIONAL COMPOUNDS, OR PRODUCTS OR VALIDITY, SCOPE, OR ENFORCEABILITY OF THE ASSIGNED PATENTS OR ANY CLAIMS THEREIN, OR THE PRACTICE, INCLUDING BUT NOT LIMITED TO FREEDOM TO OPERATE, REGARDING ANY ASSIGNED COMPOUND, ADDITIONAL COMPOUND, OR PRODUCT. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.3, ALL RIGHTS GRANTED TO SPERO HEREUNDER ARE PROVIDED ON AN AS-IS BASIS.

ARTICLE 6.

COVENANTS

6.1. At Vertex’s request, Spero will discuss in good faith with a non-profit organization designated by Vertex the possibility of establishing a relationship with such non-profit organization with respect to discovery, research, development, manufacture and/or commercialization of Products for use in the treatment of [***].

ARTICLE 7.

PROGRESS REPORTS

7.1. Progress Reports. Spero will submit [***] progress reports on its efforts to Develop and Commercialize the Assigned Compound and Additional Compounds (“Progress Reports”). Spero will submit the first Progress Report [***] and subsequent reports every [***] thereafter.

Within [***] after the Effective Date, Spero will provide to Vertex a report with respect to the [***] for the [***] period after the Effective Date and subsequently update such report for the [***] period commencing on January 1st within the first [***] after the end of each Calendar Year.

7.2. Confidential Treatment. Vertex acknowledges and agrees that any reports provided pursuant to Sections 4.4(a) or 7.1 will constitute the Confidential Information of Spero, except to the extent that they contain information relating to the Licensed Know-How or other Vertex Confidential Information.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 8.

TERM

8.1. Term. This Agreement will commence on the Effective Date and will continue in effect until expiration of all payment obligations under Article 4 (the “Term”).

8.2. License Termination for Cease in Development. If Spero provides Vertex with notification of its intent to cease all Development hereunder or if no material Development or Commercialization occurs for a period of 12 consecutive calendar months, Vertex may terminate the license granted pursuant to Section 2.3 upon written notice to Spero, and Spero will immediately cease all use of the Licensed-Know How following its receipt of such notice.

8.3. Surviving Provisions. The following Articles and Sections will survive expiration of this Agreement: Article 1, Article 4 (to the extent any amounts are due and payable at the time of expiration), Article 6, this Article 8, Article 9, Article 10, Article 11, Article 12, Article 13, Sections 2.1, 2.5, 5.2, 5.4 and 7.2.

ARTICLE 9.

CONFIDENTIALITY

9.1. Confidential Information. Each of Spero and Vertex will (and will cause their respective Affiliates and Licensees to): (a) keep all Confidential Information received from the Disclosing Party confidential with the same degree of care it maintains the confidentiality of its own Confidential Information; (b) not publish, or allow to be published, and will not otherwise disclose, or permit the disclosure of the Disclosing Party’s Confidential Information in any manner not expressly authorized pursuant to the terms of this Agreement; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly authorized pursuant to the terms of this Agreement. No disclosure of the Disclosing Party’s Confidential Information will be made by the Receiving Party to its employees, directors, officers, agents and other Persons unless and until such employees, directors, officers, agents, contractors and other Persons have agreed in writing to comply with confidentiality and non-use obligations substantially similar to those described herein. Upon termination of this Agreement, the Receiving Party will return or destroy, at the Disclosing Party’s request, all documents, tapes or other media containing Confidential Information of the Disclosing Party that remain in the Receiving Party’s, its agents’ or contractors’ possession, except that the Receiving Party may keep one copy of the Confidential Information in the legal department files of the Receiving Party, solely for archival purposes and neither the Receiving Party, nor any of its agents, contractors or other representatives will be required to delete or destroy any electronic back-up tapes or other electronic back-up files that have been created solely by the automatic or routine archiving and back-up procedures of the Receiving Party or its representatives, to the extent created and retained in a manner consistent with its or their standard archiving and back-up procedures. Such archival copies will be deemed to be the property of the Disclosing Party, and will continue to be subject to the provisions of this Article 9 notwithstanding any expiration of this Agreement or otherwise. Each Party will be liable for breach of this Article 9 by any of its agents, Related Parties, subcontractors, or its Affiliates’ sublicensees and subcontractors.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

9.2. Permitted Disclosure and Use. Notwithstanding Section 9.1, a Party may disclose Confidential Information belonging to the other Party only to the extent such disclosure is reasonably necessary: (a) to obtain Marketing Approval of the Product or any other necessary permissions, approvals and other documents issued by governmental authorities; provided that all such disclosures pursuant to this subsection 9.2(a) are covered by terms of confidentiality and non-use substantially similar to those set forth herein; (b) to perform or exercise such Party’s rights under this Agreement; provided that (i) Confidential Information disclosed to such Party’s Affiliates, licensors, licensees or sublicensees, directors, officers, employees, consultants, representatives or agents, or other Third Parties (including existing or potential acquirers, acquisition targets, collaborators, investment bankers, accountants, attorneys, investors, merger candidates, partners, venture capital firms or other financial institutions or investors) is, in each case, on a need-to-know basis and solely for business purposes relevant to and permitted by this Agreement, (ii) each individual and entity to whom such Confidential Information is disclosed is bound in writing to non-use and non-disclosure obligations no less than substantially as restrictive as those set forth in this Agreement and (iii) the Party making such disclosure shall be liable for such Third Parties’ compliance with such obligations; or (c) to comply with any applicable law or regulation (including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory); provided that the Party making such disclosure will reasonably consider the comments of the other Party regarding confidential treatment sought for any disclosure. If a Party deems it necessary to disclose Confidential Information of the other Party pursuant to this Section 9.2, such Party will give reasonable advance notice of such intended disclosure to the other Party to permit such other Party sufficient opportunity to object to such disclosure or to take measures to ensure confidential treatment of such information. The Receiving Party will cooperate reasonably with the Disclosing Party’s efforts to protect the confidentiality of the information. Notwithstanding Section 9.1, Vertex may disclose Spero’s Confidential Information to a Revenue Buyer or a bona fide potential Revenue Buyer as reasonably necessary in connection with a Monetization Transaction or proposed Monetization Transaction, including a copy of this Agreement and information related to the royalties payable by Spero to Vertex such as financial reports indicating the amounts that are the subject of the Monetization Transaction, audit reports related to such amounts, if any, and notices and other correspondence; provided that such Confidential Information under or relating to the subject matter of this Agreement is relevant to the Monetization Transaction; provided further that each recipient of such Confidential Information shall be under an obligation of confidentiality no less protective than the terms of this Agreement.

9.3. Public Announcements. Except as set forth in this Section 9.3 and as required by applicable laws, neither Party will make any public announcement of any information regarding this Agreement, the Assigned Compounds, Additional Compounds, or any activities under this Agreement without the prior written approval of the other Party (the “Approving Party”). Notwithstanding the foregoing, within 20 days after the Effective Date, Spero will issue a press release announcing the execution of this Agreement in a form mutually agreed upon by the Parties. Once any statement is approved for disclosure by the Approving Party or information is otherwise made public in accordance with the preceding sentence, the disclosing Party may make a subsequent public disclosure of the contents of such statement without further approval by the Approving Party. Notwithstanding the foregoing, Spero will give Vertex the opportunity to review and comment on any proposed public announcement five days prior to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

such public announcement (unless otherwise required by applicable law) and Spero will use good faith efforts to incorporate any suggested changes to any public announcement requested by Vertex that are for the purpose of protecting the Vertex Confidential Information.

9.4. Survival. The obligations and prohibitions contained in this Article 9 will survive the expiration of this Agreement for a period of [***] years, except with respect to Confidential Information which constitutes a trade secret under applicable law, which will survive for such additional period of time during which such Confidential Information constitutes the Disclosing Party’s trade secret under applicable law.

ARTICLE 10.

ADDITIONAL INTELLECTUAL PROPERTY MATTERS

10.1. Spero will be solely responsible for filing, prosecution, and maintenance of all of the Assigned Patents, as well as all internal and external costs and expenses associated therewith. Vertex will have no responsibility or liability for, or relating to, the Assigned Patents. For the avoidance of doubt, Vertex will retain sole ownership of and all intellectual property rights in and to the Licensed Know-How and does not grant Spero any interest in such Licensed Know-How except as expressly set forth in Section 2.3 of this Agreement.

ARTICLE 11.

INDEMNIFICATION

11.1. Indemnification by Spero. Spero will defend, indemnify and hold harmless Vertex and its Affiliates and each of their respective officers, directors, shareholders, employees, agents, successors and assigns (“Vertex Indemnitees”) from and against all charges, complaints, actions, suits, proceedings, hearings, investigations, claims and demands (“Claims”) of Third Parties, and all associated damages and losses resulting therefrom (including attorneys’ fees), to the extent arising out of (a) any material breach by Spero of its representations, warranties or obligations under this Agreement, or (b) the Research, Development, Manufacturing, Commercialization, use, licensing, handling, storage, marketing, sale, offer for sale, importation, exportation, distribution or other disposition of, any Assigned Compound, Additional Compound, or Product, including any product Covered by the Assigned Patents or incorporating the Assigned Know-How, by Spero, its Affiliates, agents, or Licensees. Notwithstanding the foregoing, Spero will have no obligation under this Agreement to indemnify, defend or hold harmless any Vertex Indemnitees with respect to any such Claims to the extent that they result from the negligence or willful misconduct of Vertex or a Vertex Indemnitee or Vertex’s breach of its obligations under this Agreement.

11.2. Indemnification by Vertex. Vertex will defend, indemnify and hold harmless Spero and its Affiliates and each of their officers, directors, shareholders, employees, agents, successors and assigns (“Spero Indemnitees”) from and against all Claims of Third Parties, and all associated damages and losses resulting therefrom, to the extent arising out of any material breach by Vertex of its obligations under this Agreement. Notwithstanding the foregoing, Vertex will have no obligation under this Agreement to indemnify, defend or hold harmless any Spero Indemnitees with respect to any such Claims and Losses to the extent that Spero is obligated to indemnify Vertex for such Claim pursuant to Section 11.1. Notwithstanding anything to the contrary in this Agreement, the indemnification provided in this Section 11.2 will be Spero’s sole and exclusive remedy, and Vertex’s entire liability for, any and all claims, Third Party or otherwise, arising out of or relating to this Agreement or any of the rights granted herein.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

11.3. Conditions to Indemnification. The obligations of the indemnifying Party under this Article 11 are conditioned upon the delivery of written notice to the indemnifying Party of any Claim promptly after the indemnified Party becomes aware of such Claim; provided that failure of the indemnified Party to promptly notify the indemnifying Party of a Claim will not constitute a waiver of, or result in the loss of, the indemnified Party’s right to indemnification under Sections 11.1 or 11.2, as applicable, except to the extent that the indemnifying Party’s ability to defend against such Claim is materially prejudiced by such failure to notify. The indemnifying Party will have the right to assume control of the defense and/or settlement of any such Claim; provided that the indemnifying Party will keep the indemnified Party reasonably informed of all material developments in such defense. Notwithstanding the foregoing, the indemnified Party may participate in the defense of any Claim at its sole cost and expense.

11.4. Settlements. Except for settlements that would solely impose a monetary obligation on the indemnifying Party and for which the indemnifying Party will by fully responsible, the indemnifying Party will not settle or resolve a Claim or action with respect to such a Claim without the prior written consent of the indemnified Party, such consent not be unreasonably withheld. Any payment made by a Party to settle any such Claim or action will be at its own cost and expense.

ARTICLE 12.

LIMITATION OF LIABILITY

12.1. EXCEPT FOR (A) A BREACH BY EITHER PARTY OF Article 9 (CONFIDENTIALITY), (B) SPERO’S INDEMNIFICATION OBLIGATIONS HEREUNDER OR (C) EITHER PARTY’S FRAUD OR WILFUL MISCONDUCT, NEITHER PARTY WILL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, LOSS OF GOODWILL, PUNITIVE OR INCIDENTAL DAMAGES. VERTEX’S ENTIRE LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY SUBJECT MATTER REFERENCED HEREIN UNDER ANY LEGAL OR EQUITABLE THEORY, INCLUDING CONTRACT, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE WILL NOT EXCEED $[***] USD.

ARTICLE 13.

MISCELLANEOUS

13.1. Insurance. During the Term of this Agreement and for a period of [***] after the expiration of this Agreement, Spero will obtain and maintain at its sole cost and expense, liability insurance (including without limitation product liability insurance) in amounts which are reasonable and customary in the Territory for companies who are Developing, Marketing and Commercializing products and services similar to Products. Such liability insurance will insure against all liability, including without limitation personal injury, physical injury, or property damage arising out of the Manufacture, sale, distribution, or marketing of the Product. Spero will provide written proof of the existence of such insurance to Vertex upon reasonable request.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

13.2. Assignment. This Agreement may not be assigned by either Party without the prior written consent of the other Party; provided, however, that either Party may assign this Agreement, in whole or in part, to any of its Affiliates if such Party guarantees the performance of this Agreement by such Affiliate; and provided further that either Party may assign this Agreement to a successor to all or substantially all of the assets of such Party pertaining to this Agreement pursuant to a Change of Control. This Agreement will be binding upon, and subject to the terms of the foregoing sentence, inure to the benefit of the Parties hereto, and their permitted successors, legal representatives and assigns.

13.3. Notices. All demands, notices, consents, approvals, reports, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally, by mail (first class, postage prepaid, certified), or by overnight delivery using a globally recognized carrier, to the Parties at the addresses set forth below or to such other address as the addressee will have last furnished in writing in accord with this provision to the addressor. All notices will be deemed effective: (a) when delivered if personally delivered on a Business Day (or if delivered or sent on a non-business day, then on the next Business Day); or (b) on receipt if sent by mail or overnight courier.

If to Vertex:

Vertex Pharmaceuticals Incorporated

Attn: Business Development

50 Northern Avenue

Boston, Massachusetts 02210

With a copy to:

Vertex Pharmaceuticals Incorporated

Attn: Corporate Legal

50 Northern Avenue

Boston, Massachusetts 02210

If to Spero:

Spero Therapeutics, Inc.

675 Massachusetts Avenue, 14th Floor

Cambridge, Massachusetts 02139

13.4. Severability. In the event of the invalidity of any provisions of this Agreement, the Parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement. The Parties will replace an invalid provision with valid provisions which most closely approximate the purpose and economic effect of the invalid provision. Nothing in this Agreement will be interpreted so as to require either Party to violate any applicable laws, rules or regulations.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

13.5. Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

13.6. Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless expressly set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No provision of this Agreement will be waived by any act, omission or knowledge of a Party or its agents or employees except as expressly set forth in this preceding sentence. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, will be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. Except as expressly set forth in this Agreement, all rights and remedies available to a Party, whether under this Agreement or afforded by law or otherwise, will be cumulative and not in the alternative to any other rights or remedies that may be available to such Party.

13.7. Entire Agreement. This Agreement (including the exhibits and schedules hereto) constitutes the entire agreement between the Parties hereto with respect to the subject matter described herein and supersedes all previous agreements and understandings between the Parties, whether written or oral, including the Mutual Confidentiality Agreement between the Parties dated January 5, 2015. This Agreement may be altered, amended or changed only by a writing making specific reference to this Agreement and signed by duly authorized representatives of Vertex and Spero.

13.8. No License. Nothing in this Agreement will be deemed to constitute the grant of any license or other right in either Party, to or in respect of the Product, Assigned Compound, Additional Compounds, Patent, trademark, Confidential Information, trade secret or other data or any other intellectual property of the other Party, except as expressly set forth herein.

13.9. Third Party Beneficiaries. None of the provisions of this Agreement will be for the benefit of or enforceable by any Third Party, including without limitation any creditor of either Party hereto. No such Third Party will obtain any right under any provision of this Agreement or will by reasons of any such provision make any Claim in respect of any debt, liability or obligation (or otherwise) against either Party hereto.

13.10. Counterparts. This Agreement may be executed in any two counterparts, each of which, when executed, will be deemed to be an original and both of which together will constitute one and the same document.

13.11. Language. This Agreement is written and executed in the English language. Any translation into any other language will not be an official version of this Agreement. In the event of any conflict in interpretation between the English language version of this Agreement and any other instrument or document related to this Agreement or the business relationship between the Parties contemplated hereby, the English language version of this Agreement will prevail.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

13.12. Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. Each Party will retain and may fully exercise all of its rights and elections under the Bankruptcy Code or equivalent legislation in any other jurisdiction. Upon the bankruptcy of either Party, the other Party will further be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property for which a license has been granted to such Party hereunder, and such intellectual property, if not already in its possession, will be promptly delivered to such other Party, unless the Party in bankruptcy elects to continue, and continues, to perform all of its obligations under this Agreement.

13.13. Governing Law. This Agreement will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

13.14. Independent Parties/Entities. The relationship of Vertex and Spero is that of independent parties and not as agents of each other, partners, or participants in a joint venture. Vertex and Spero will each maintain sole and exclusive control over their respective personnel and operations.

13.15. Parent. Parent will cause Spero to perform its obligations under, and to comply with the terms and conditions of, this Agreement. If Spero fails to perform any of its obligations under this Agreement, Parent shall indemnify Vertex from and against any and all losses, damages, expenses, liabilities, claims, costs or proceedings which Vertex may suffer of incur by reason of such failure. If Parent undergoes any reorganization, as part of such reorganization, it will provide Vertex with the guarantee set forth in this Section 13.15 from its successor.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their authorized representatives as of the Effective Date.

SPERO TRINEM, INC.	VERTEX PHARMACEUTICALS INCORPORATED

By: /s/ Ankit Mahadevia Name: Ankit Mahadevia Title: Director	By: /s/ David Altshuler Name: David Altshuler Title: Executive Vice President and Chief Scientific Officer

SPERO THERAPEUTICS, INC.

By: /s/ Ankit Mahadevia Name: Ankit Mahadevia Title: CEO and Director

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

Assigned Patents

[***]: covers [***]

[***]: covers [***]

[***]: [***]

[***]: covers [***]

[***]: covers [***]

[***]: covers [***]

[***]: [***].

Docket Number	Country	Status	Application Serial No	Filing Date	Patent Number	Patent Issue Date	Case Title
[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Docket Number	Country	Status	Application Serial No	Filing Date	Patent Number	Patent Issue Date	Case Title
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Docket Number	Country	Status	Application Serial No	Filing Date	Patent Number	Patent Issue Date	Case Title
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Docket Number	Country	Status	Application Serial No	Filing Date	Patent Number	Patent Issue Date	Case Title
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Docket Number	Country	Status	Application Serial No	Filing Date	Patent Number	Patent Issue Date	Case Title
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Docket Number	Country	Status	Application Serial No	Filing Date	Patent Number	Patent Issue Date	Case Title
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]			[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

Assigned Know-How

The following Assigned Know-How is located [***]:

	Total Files	Files in Folder	Size	Last Modified Date	Added on Date
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

	Total Files	Files in Folder	Size	Last Modified Date	Added on Date
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]
[***]			[***]	[***]	[***]
[***]			[***]	[***]	[***]
[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

	Total Files	Files in Folder	Size	Last Modified Date	Added on Date
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]
[***]	[***]		[***]	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

Materials

Third Party Storage Facility	Materials
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.